Exhibit 99.1

Inland American Real Estate Trust, Inc. Annual Stockholders Meeting June 2009

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2008 and include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- There is no market for our shares and we do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated with Inland American in any manner.

The Inland name and logo are registered trademarks being used under license.

Table of Contents Agenda 2. 3. 4. 5. Financial Highlights 1. List of Directors and Executive Officers Company Overview and Strategy Property Management

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Agenda 1. Call to Order and Opening Remarks -Robert D. Parks, Chairman of Inland American Real Estate Trust, Inc. and Director 2. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation -Fred Marquardt, Inspector of Elections, Morrow & Co., LLC. 3. Proxy Vote -Mr. Parks 4. Company Overview and Strategy Thomas P. McGuinness, Chairman, Director and Chief Executive Officer of Inland American HOLDCO Management LLC 5. Property Management -Thomas A. Lithgow, Senior Vice President of Inland American HOLDCO Management LLC 6. Financial Highlights -Jack H. Potts, Chief Accounting Officer of Inland American Business Manager & Advisor, Inc. 7. Report of the Vote -Mr. Marquardt a. Election of Directors b. Ratification of KPMG LLP as Independent Auditors 8. Closing Remarks -Mr. Parks 2

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Directors and Executive Officers Robert D. Parks, Chairman and Director J. Michael Borden, Independent Director Thomas F. Glavin, Independent Director David Mahon, Independent Director Thomas F. Meagher, Independent Director Paula Saban, Independent Director William J. Wierzbicki, Independent Director Brenda G. Gujral, President and Director Roberta S. Matlin, Vice President, Administration Lori J. Foust, Principal Financial Officer and Treasurer Jack H. Potts, Principal Accounting Officer Scott W. Wilton, Secretary 4

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Company Overview and Strategy

Overview • Owns a diversified portfolio of core commercial real estate including: • Retail • Lodging • Office • Multi-Family/Student Housing • Industrial • As of 12/31/2008 owned directly or indirectly through joint ventures 904 properties • 37 million square feet • 6,346 multi-family units • 15,125 lodging rooms • Invests in joint ventures, development projects, real estate loans and marketable securities • One of four prior REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. (“Inland”) 7

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Diversified Strategy Balances Risk Exposure As of 12/31/2008 Investment Allocation - $11.1B* Core Assets - 74% Retail - 35% Lodging - 31% Office - 17% Industrial - 11% Multi-Family - 6% Total Assets $11.1B Notes Receivable - 4% Joint Ventures -7% Marketable Securities -2% Development -3% Cash & Other Assets -10% *Figure includes offering proceeds and debt.Approximate book value as of 12/31/2008 9

Strategy Diversified Real Estate Portfolio Balances Risk Exposure • Core assets in several real estate sectors nationwide • Investments in joint ventures, developments, loans and marketable securities designed to enhance core stabilized yield Conservative Balance Sheet Management • Low leveraged buyer - 40% debt to equity as of 12/31/2008 • No corporate level debt - individual loans on each property limits risk Maximize Long-Term Stockholder Value • Invest in real estate assets that produce attractive current yields and long-term risk-adjusted returns • Generate sustainable and predictable cash flow from our operations • Focus on preservation of capital 10

Major Challenges • Global credit crisis impacts • Liquidity • Ability to refinance maturing debt • Limited ability to purchase new assets • Joint Ventures • Leasing • Certain joint venture development projects • Lending/Borrowing • Lodging occupancy and revenue 11

Our Strategy to Mitigate These Challenges • Focus on smaller regional banks, Fannie Mae & Freddie Mac and larger lenders to access debt to fund existing obligations • We have the ability to manage existing joint venture development projects that may be experiencing challenges • Our specialized lodging asset management group continues to address occupancy and cost control measures 12

Conservative Balance Sheet Management • Manageable debt maturities & unencumbered assets • Low leveraged buyer • Loan to value at 12/31/2008 = 40% • Loan to value at 3/31/2009 = 43% • Individual property debt – not corporate 13

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Property Management

Current Portfolio – 35 States – 904 Properties

As of 12/31/2008

Multi-Family	Industrial	Office	Lodging	Retail
17 Properties	64 Properties	36 Properties	99 Properties	688 Properties
8 States	17 States	15 States	23 States + Dist. of Col.	30 States + Dist. of Col.
6,346 Units	15.4M Square Feet	8.4M Square Feet	15,125 Rooms	13.3M Square Feet



Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Ohio
Kentucky
Tennessee
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
VT
NH
Maine
Mass.
CT
NJ
MD
DE
Less than 1 MSF
+1 - 5 MSF
More than 5 MSF
Hotel Rooms Only
TX - 93 Properties
7,239,473 SF

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Current Inland American Offices*

Multi-Family	Industrial	Office	Lodging	Retail
National Headquarters	National Headquarters	National Headquarters	National Headquarters	National Headquarters
16 Satellite Offices		3 Satellite Offices	3 Satellite Offices	7 Satellite Offices



Washington
Oregon
California
(1)
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
(2)
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
(4)
Texas
(11)
Minnesota
(1)
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
(1)
Ohio
(1)
Kentucky
(1)
Tennessee
Mississippi
Alabama
Georgia
(2)
Florida
(1)
South Carolina
North Carolina
(2)
Virginia
(1)
West Virginia
Pennsylvania
New York
Maine
VT
NH
Mass
CT
RI
(1)
NJ
MD
DE

Management as well as field offices

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Strong Presence in Solid Texas Market • Over 7 million square feet of core assets in Texas, which was the strongest economy in the U.S. as of February 2009 • In fiscal 2008, Gross State Product grew 4.2%, vs. 1.9% nationally • In the 12 months ending December 2008, Texas gained over 153,700 jobs. Total employment rose by 2.1% • The consumer confidence index in Texas was 64.1% in January 2009, compared to a national index of 37.7% • Texas residential foreclosures fell 32.4% from November 2007 to November 2008, while national foreclosures rose 28.3% Source: Susan Combs,Texas Comptroller of Public Accounts February 13, 2009 19

Economic Occupancy* As of 12/31/2008 96% *Excluding Lodging 20

Top Ten Tenants - 75% are Investment Grade As of 12/31/2008 Tenant Name Rating Type % of Total Annualized Income % of Total SF SunTrust Banks A-* Retail/Office 11.62% 5.45% AT&T, Inc. A Office 9.88% 8.66% Citizens Banks A-Retail 4.37% 2.37% United Healthcare Services NR Office 3.42% 2.90% C&S Wholesalers Private Industrial 3.17% 7.27% Atlas Cold Storage NR Industrial 2.75% 4.55% Stop & Shop BBB-Retail 2.23% 1.44% Lockheed Martin Corporation A-Office 2.05% 0.82% Cornerstone Consolidated Services Group BB Industrial 1.25% 2.33% Randall’s Food & Drug (Safeway) BBB Retail 1.22% 1.52% *As of 4/24/2009 21

Retail Comprises 35% of Core Portfolio • 95% economic occupancy as of 12/31/2008 nn The Highlands 57% necessity based – serves consumers weekly needs* High concentration in solid Texas market Flower Mound, TX Tomball Town Center Tomball, TX *Figure excludes bank branches 22

Lodging Comprises 31% of Core Portfolio • 69% occupancy compared to industry average of 60.4%* as of 12/31/2008 • 48% Marriott, 40% Hilton Includes such brands as Courtyard by Marriott, Residence Inn & Hilton Garden Inn • Strong portfolio located in targeted urban markets: Washington, D.C., Atlanta, GA Dallas & Houston, TX • Acquisitions incorporate “demand drivers” such as major airports, business travel destinations, colleges & universities Hilton Garden Inn Atlanta North/Alpharetta Courtyard by Marriott Lebanon, NJ *Source: Smith Travel Research [1]STR

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nmulti-tenant buildings n n24 Office Comprises 17% of Core Portfolio Strategic mix of single and 70% single-tenant of which 81% are investment grade rated 97% economic occupancy as of 12/31/2008 Worldgate Plaza Herndon, VA AT&T St. Louis, MO

nnnear major universities nnUniversity of Alabama/Birmingham n25 / Multi-Family/Student Housing Comprises 6% of Core Portfolio Multi-family concentration in Texas Student housing concentration University of Pennsylvania 92% economic occupancy as of 12/31/2008 The Landings at Clear Lake Webster, TX UABBirmingham Birmingham, AL

Industrial Comprises 11% of Core Portfolio • 99% economic occupancy as of 12/31/2008 • 42% of our industrial segment serves the needs of essential goods and services companies (food, drug, etc.) • Largest concentration in Memphis within blocks of FedEx’s “Super Hub” Memphis, TN Atlas Cold Storage Brooklyn Park, MN Airport Distribution Center #11 26

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Financial Highlights

Financial Highlights Consolidated Financial Highlights Year Ended Three Months Ended 12/31/2008 3/31/2009 Total Consolidated Assets $11.1B $11.3B Stockholder's Equity $6.1B $5.8B Distributions Declared $419M $99M Debt Payable $4.4B $4.9B Ratio of Total Debt to Total Assets 40% 43% Weighted Average Interest Rate 5.0% 4.8% FFO $6M $(59)M FFO Per Share $.01 $(.07) 29

Schedule of F ees and Expenses P aid ( o r accrued) T o Affilia tes of Our S p onsor (1) Amount Comments Business Management Fee $18,500,000 Up to 1% of Average Invested Assets Offering Costs $232,090,000 Total of $800,019,000 is Equal to 10.1% of Gross Proceeds (15% Allowed) Investment Advisor Fee $2,162,000 Annualized Fees Totaling 1% of the First $5 Million, 0.85% from $5 Million to $10 Million, 0.75% from $10 Million to $25 Million, 0.65% from $25 Million to $50 Million, 0.60 from $50 Million to $100 Million and 0.50% of the Remaining Balance Property Management Fee $20,553,000 Up to 4.5% of Gross Income of Each Property Managed Directly by Any of Our Property Managers, Their Affiliates or Agents Acquisition Fee $22,326,000 2.5% of the Aggregate Purchase Price Paid to Acquire the Controlling Interest of a Real Estate Operating Company Mortgage Servicing Fee $343,000 We Were Charged $225 Per Loan, Per Month and Our Joint Venture MB REIT Charged $200 Per Loan Per Month Purchase and Selling Mortgages $1,798,000 Loan Brokerage Fee of 0.2% of the Principal Amount of Each Loan Placed for Us Total Adjusted Operating Expenses as Defined in the Prospectus $45,860,000 Not to Exceed 2% of Average Invested Assets or 25% of Adjusted Net Income as Defined in the Prospectus (1) As reflected on the Company’s consolidated financial statements for the year ended 12/31/2008. 30

WHO YOU INVEST WITH IS EVERYTHING® 31

Corporate Office
2901 Butterfield Road
Oak Brook, IL 60523
Toll Free 800.826.8228
Phone 630.218.8000
www.inlandamerican.com

Inland American Real Estate Trust, Inc.

Board of Directors

Robert D. Parks
Chairman and Director
Inland American Real Estate Trust, Inc.

Brenda G. Gujral
President and Director
Inland American Real Estate Trust, Inc.

J. Michael Borden
Independent Director

Thomas F. Glavin
Independent Director

David Mahon
Independent Director

Thomas F. Meagher
Independent Director

Paula Saban
Independent Director

William J. Wierzbicki
Independent Director

General Counsel

Shefsky & Froelich, Ltd.
111 E. Wacker Drive
Suite 2800
Chicago, IL 60601

Independent Auditors

KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

Transfer Agent

Registrar and Transfer Company
P.O. Box 1727
10 Commerce Drive
Cranford, NJ 07016
800.960.6552
www.rtco.com

Memberships

NAREIT – National Association of Real Estate Investment Trusts
ICSC – International Council of Shopping Centers
BOMA – Building Owners and Managers Association International
NMHC – National Multi Housing Council
NAIOP – Commercial Real Estate Development Association

Investor Relations

If you have any questions, please contact your Registered Representative or Inland Customer Relations at 800.826.8228 or by e-mail at custserv@inland-investments.com.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American Real Estate Trust, Inc. ("Inland American") by the companies. Further, none of these companies are affiliated with Inland American or any other company previously sponsored by Inland Real Estate Investment Corporation in any manner.

The Inland name and logo are registered trademarks being used under license.

2901 Butterfield Road Oak Brook, IL 60523 800.826.8228 www.inlandamerican.com Inland American Real Estate Trust, Inc. supports sustainable practices